                                                                   EXHIBIT 10.34



              AMENDED AND RESTATED CAPITAL SUBSCRIPTION AGREEMENT


                 This AMENDED AND RESTATED CAPITAL SUBSCRIPTION AGREEMENT, dated as of May 12, 1999 (this "Agreement"), made by and among (i) NEXTEL ARGENTINA S.R.L. (the "Borrower"), a sociedad de responsabilidad limitada organized under the laws of Argentina, (ii) NEXTEL INTERNATIONAL (ARGENTINA), LTD. (the "Parent"), a company incorporated under the laws of the Cayman Islands, and (iii) NEXTEL INTERNATIONAL, INC. (the "Parent Shareholder"), a corporation organized under the laws of the State of Washington, United States of America.


                             PRELIMINARY STATEMENTS

                 (1) Pursuant to a Credit Agreement dated as of February 27, 1998 (as amended by Amendment No. 1 and Waiver dated as of May 8, 1998, Amendment No. 2 dated as of September 30, 1998 and Amendment No. 3 dated as of May 12, 1999, and as further amended, modified and supplemented and in effect from time to time, the "Credit Agreement"), between the Borrower, the Subsidiary Guarantors party thereto, the Lenders party thereto and The Chase Manhattan Bank, as Administrative Agent, the Borrower has requested that the Lenders extend credit (by means of loans and letters of credit) to it in an aggregate principal amount not exceeding U.S. $83,000,000 at any one time outstanding (which amount may, in the circumstances therein provided be increased to U.S. $150,000,000), to finance the import of capital goods by the Borrower into Argentina, to finance capital expenditures related to the development, expansion and upgrade of the Borrower's network system, to finance permitted spectrum acquisitions by the Borrower, to finance the general working capital needs of the Borrower and its subsidiaries and to refinance certain existing indebtedness of the Borrower.

                 (2) On the date hereof, the Parent Shareholder owns indirectly all of the issued and outstanding share capital of the Parent, and the Parent owns all but four of the issued and outstanding quotas of capital of the Borrower, the remaining four quotas being owned by Nextel International (Holdings) Ltd.

                 (3) The Borrower, the Parent and the Parent Shareholder are parties to a Capital Subscription Agreement dated as of March 17, 1998 (the "Existing Capital Subscription Agreement"). Pursuant to the terms of Amendment No. 3 to the Credit Agreement, it is a condition precedent to the Lenders continuing to extend credit to the Borrower that the parties hereto amend and restate the Existing Capital Subscription Agreement, so that, as amended and restated, it reads in its entirety as herein provided.

                 NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                 SECTION 1. Definitions. All capitalized terms used in this Agreement shall have the meanings attributed to them in the Credit Agreement, unless otherwise expressly defined in this Agreement. In addition, the following capitalized terms shall have the following meanings:

                 "Borrower Equity Holders" means, collectively, the Parent, Nextel International (Holdings) Ltd. and any New Holder(s) of the Borrower who become such in accordance with this Agreement.

                 "Equity Contribution" means, as to any Person (i) the amount of cash consideration paid to such Person in exchange for newly-issued Capital Stock of such Person, (ii) the amount of any contribution of cash to such Person in respect of its Capital Stock made by any then-existing equityholder and (iii) in the case of the Borrower, the value of equipment contributed to the Parent by the Parent Shareholder, and to the Borrower by the Parent, in respect of its capital stock, so long as such equipment is newly manufactured and has been purchased by the Parent Shareholder from third party vendor(s), not an Affiliate, within 30 days prior to the date of delivery of such equipment to the Borrower. For purposes hereof, the value of any equipment contributed to the Parent and the Borrower as contemplated by the foregoing clause (iii) shall be valued at the purchase price therefor reflected on the invoice of the respective vendor.

                 "Equity Holder Commitments" has the meaning assigned to such term in Section 2(c).

                 "Equity Holders" means, collectively, the Parent Equity Holders and the Borrower Equity Holders.

                 "Material Adverse Effect" means, with respect to any Equity Holder, any event, development or circumstance that has had, or could reasonably be expected to have, a material adverse effect on (a) the business, assets, property, condition, financial or otherwise, or prospects of such Equity Holder and its subsidiaries taken as a whole or (b) the ability of such Equity Holder to perform any of its obligations under this Agreement.

                 "New Holder" has the meaning assigned to such term in Section 3(a)(ii).






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                                     - 3 -



                 "Parent Equity Holders" means, collectively, the Parent Shareholder and any New Holder(s) of the Parent who become such in accordance with this Agreement.

                 SECTION 2.  Undertaking to Make Equity Contributions.

                 (a) Pre-1999 Equity Contributions. The Parent, the Parent Shareholder and the Borrower each represent and warrant to the other that, through December 31, 1998, (i) the Parent Shareholder has made Equity Contributions to the Parent (including Equity Contributions made by Telcom Ventures LLC, as a predecessor in interest of the Parent Shareholder) in the amount of not less than U.S. $133,800,000, and (ii) the Parent has made Equity Contributions to the Borrower in an equivalent amount. Such amounts of Equity Contributions to the Parent and to the Borrower referred to in this Section 2(a) are herein referred to as the "Pre-1999 Equity Contributions".

                 (b) Pre-Closing Equity Contributions. The Parent, the Parent Shareholder and the Borrower each represent and warrant to the other that, from January 1, 1999 through the Amendment No. 3 Effective Date, (i) the Parent Shareholder has made Equity Contributions to the Parent in the amount of not less than U.S. $65,500,000, and (ii) from the proceeds of such Equity Contributions to the Parent, the Parent has either deposited the same in the Equity Contribution Account or made Equity Contributions to the Borrower. Such amounts of Equity Contributions to the Parent and to the Borrower referred to in this Section 2(b) are herein referred to as the "Pre-Closing Equity Contributions".

                 (c) New Equity Contributions. The Parent Equity Holders shall make additional Equity Contributions to the Parent, by remitting the same in U.S. Dollars and in immediately available funds to the Equity Contribution Account (all such additional Equity Contributions to the Parent being herein referred to as the "New Equity Contributions"), from time to time as herein provided, to the extent necessary so that the aggregate amount of (x) the Pre-Closing Equity Contributions, plus (y) the New Equity Contributions, so made in the Parent on or before the dates set forth below shall each be equal to or greater than the respective amounts set forth below beside such dates:

                                Date                               Amount
                                ----                               ------
                  December 31, 1999                           U.S. $83,500,000

                  March 31, 2000                              U.S. $90,500,000

                  June 30, 2000                              U.S. $111,500,000

                  September 30, 2000                         U.S. $135,500,000






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                                     - 4 -


                  December 31, 2000                          U.S. $168,500,000

                  March 31, 2001                             U.S. $175,500,000

                  December 31, 2001                          U.S. $188,000,000

                  September 30, 2002                         U.S. $237,500,000

provided that, with the prior written consent of the Required Lenders, the amount set forth above for any December 31 may be reduced (x) to the extent the amount of Capital Expenditures by the Borrower and its Subsidiaries through such December 31 are less than the maximum amount of Capital Expenditures permitted through such December 31 by Section 7.08(c) of the Credit Agreement and on the condition that the maximum amounts of Capital Expenditures permitted by said Section are reduced by an equivalent amount or (y) to the extent the operating performance of the Borrower or the expected operating performance of the Borrower would indicate an excess amount in the Equity Contribution Account.

                 The amounts set forth above shall be referred to in this Agreement as the "Equity Holder Commitments" of the Parent Equity Holders. The Parent may from time to time, upon not less than 10 days' prior written notice, require that the Parent Equity Holders make the New Equity Contributions contemplated hereby in advance of any date specified above, and if any such notice is given, the Parent Equity Holders shall so make such New Equity Contributions on the date and in the amount so required in such notice.

                 (d) Acceleration of New Equity Contributions. If an Event of Default shall have occurred and be continuing at any time hereafter, the Parent shall be entitled, on demand, to accelerate the due date of any and/or all New Equity Contributions thereafter to be made pursuant to Section 2(c) as shall be necessary so that the aggregate amount of New Equity Contributions made after the date hereof through and including the date of such demand shall be at least equal to 65% of the aggregate outstanding principal amount of the Loans under the Credit Agreement on the date of such demand. Any such demand shall be made by written notice to the Parent Equity Holders, whereupon such New Equity Contributions shall be immediately due and payable, without further notice or demand, all of which are hereby waived. Such accelerated New Equity Contributions shall be deemed applied to the obligations to make New Equity Contributions provided in Section 2(c) in inverse order of the due date thereof.

                 (e) Obligations Not Released Upon Joinder of New Holders. In the event any New Holder joins in this Agreement as provided in Section 3, the obligations of any other party hereto who is then a Parent Equity Holder to make New Equity Contributions under this

Section 2 shall not by virtue thereof be released, reduced, discharged or otherwise affected. If and to the extent that on any date a New Holder actually makes any New Equity Contributions to be made by it as provided in the Joinder Agreement pursuant to which it becomes a Parent Equity Holder, such New Equity Contributions so made shall be deemed to have satisfied, in an equivalent amount, the requirements for New Equity Contributions to be made by the other Parent Equity Holders, with such amount being applied among such Persons pro rata in accordance with their respective Equity Holder Commitments, or otherwise in such manner as may be provided in such Joinder Agreement.

                 (f)  Borrower Equity Contributions.  To the extent that, under
Section 4.03 of the Undertaking and Security Agreement, any amounts held in the Equity Contribution Account are remitted to or upon the order of the Borrower, the amount so remitted shall constitute an Equity Contribution by the Parent in the Borrower.


                 SECTION 3. Issuance and Transfer of Capital Stock; Joinder of New Holders.

                 (a) Issuance of Capital Stock. Neither the Parent nor the Borrower shall at any time issue any shares or quotas, respectively of its Capital Stock, except as follows:

                 (i) either the Parent or the Borrower may issue shares or quotas, respectively, of its Capital Stock to any Person who is at such time already a Parent Equity Holder or Borrower Equity Holder, as the case may be; and

                 (ii) if after giving effect thereto no Change of Control would occur, either the Parent or the Borrower may issue shares or quotas, respectively, of its Capital Stock to any other Person (a "New Holder"), provided that (A) if such New Holder is to become a Parent Equity Holder, such New Holder executes and delivers to the Parent and the Administrative Agent a Joinder Agreement (a "Joinder Agreement") substantially in the form of Annex A hereto, pursuant to which, among other things, such New Holder becomes a Parent Equity Holder hereunder and undertakes to make New Equity Contributions hereunder as specified in such Joinder Agreement, (B) if such New Holder is to become a Borrower Equity Holder, such New Holder executes and delivers to the Administrative Agent a pledge agreement or other security document or documents, in form and substance satisfactory to the Administrative Agent, providing for the pledge of the shares or quotas, as the case may be, of Capital Stock to be acquired by such New Holder to the Administrative Agent, for the benefit of the Lenders, and (C) such New Holder contemporaneously therewith also so delivers to the Parent, the Borrower and the Administrative Agent (x) evidence as to the corporate or other organizational existence of such New Holder, (y) evidence as to the due authorization, execution, legality, validity, binding effect and enforceability of the documents referred to above, and compliance with any applicable laws or other governmental requirements (including any required governmental approvals, filings or other requirements) in connection therewith, and (z) a favorable legal opinion of counsel, reasonably satisfactory to the Administrative Agent, covering such matters and such other matters as may be reasonably requested by the Borrower or the Parent, as applicable, and/or the Administrative Agent.

                 (b) Transfers of Capital Stock. No Equity Holder shall, directly or indirectly (by merger, consolidation, amalgamation or otherwise), sell, assign, transfer or otherwise dispose of all or any portion of the Capital Stock of the Parent or the Borrower, as applicable, owned by it, except as follows:

                 (i) a Parent Equity Holder may transfer shares of Capital Stock of the Parent owned by it to any other Person who is at such time already a Parent Equity Holder;

                 (ii) a Borrower Equity Holder may transfer quotas of Capital Stock of the Borrower owned by it to any other Person who is at such time already a Borrower Equity Holder;

                 (iii) an Equity Holder may merge, consolidate or amalgamate with, or sell, transfer or otherwise dispose of all or substantially all of its properties and assets as an entirety (including the Capital Stock of the Parent or the Borrower, as the case may be, owned by it) to, any Person, provided that (A) no Change of Control would result therefrom, and (B) the surviving or resulting Person (if other than such Equity Holder) or acquiring Person expressly assumes the obligations of such Equity Holder under this Agreement and each other Loan Document to which it is a party pursuant to an assumption agreement satisfactory in form and substance to the Administrative Agent; and

                 (iv) if after giving effect thereto no Change of Control would occur, an Equity Holder may transfer shares or quotas of the Capital Stock of the Parent or the Borrower, as applicable, owned by it to any New Holder who delivers documents and otherwise complies with the requirements specified in Section 3(a)(ii) which are applicable in the case of issuance of Capital Stock to a New Holder.

                 SECTION 4. Representations and Warranties. Each Equity Holder represents and warrants to the Borrower as follows:

                 (a) Existence. It is a corporation, company, sociedad de responsabilidad limitada or other entity duly organized and validly existing under the laws of its jurisdiction of incorporation, and is duly qualified to do business in all jurisdictions in which the nature of the business proposed to be conducted by it under or as contemplated by the Loan Documents makes such qualification necessary.

                 (b) Corporate Authority; Execution and Delivery; Enforceability. It has all necessary corporate power and authority to execute, deliver and perform its obligations under this Agreement; the execution, delivery and performance by it of this Agreement has been duly authorized by all necessary corporate action on its part; and this Agreement has been duly and validly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms (except as the enforceability thereof may be limited by (a) applicable bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditor's rights generally and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity)).

                 (c) No Breach. Except for consents and approvals already received, none of the execution and delivery of this Agreement, the consummation of the transactions herein contemplated and compliance with the terms and provisions hereof will conflict with or result in a breach of, or require any consent under, (a) its charter, by-laws and other constitutive documents, (b) any applicable rule or approval of a Governmental Authority, (c) any material order, writ, injunction or decree of any Governmental Authority,
(d) any other agreement or instrument to which it is a party or by which it is bound or to which it is subject, or constitute a default under any such agreement or instrument or (e) result in or require the creation or imposition of any Lien upon any property of it pursuant to the terms of any such agreement or instrument, except, in the case of (d), which conflict, breach or consent could not reasonably be expected to result in a Material Adverse Effect and such Equity Holder is not in violation of any such rule, approval, order, writ, injunction or decree or such charter, by-laws or other constitutive documents, except such violations of rules and governmental approvals that could not reasonably be expected to have a Material Adverse Effect.

                 (d) Governmental Approvals. No consent, approval or authorization of, or registration, filing, or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by it of this Agreement. It is not necessary to ensure the legality, validity, enforceability or admissibility into evidence of this Agreement in Argentina, the Cayman Islands or the jurisdiction of organization of such Equity Holder that any document be filed, recorded or enrolled with any Governmental Authority in Argentina, the Cayman Islands or such other jurisdiction or that any such agreement or document be stamped with any stamp, registration or similar transaction tax; provided, however, that a nominal Cayman Islands stamp duty will be payable if this Agreement is brought to or executed in the Cayman Islands.

                 (e)  Immunity.   Neither it nor any of its properties or
assets has any immunity from suit, court jurisdiction, attachment prior to judgment, attachment in aid of execution of a judgment, execution of a judgment or from any other legal process or remedy relating to its obligations under this Agreement.

                 SECTION 5. Obligations Absolute, Etc. Each Equity Holder further covenants and agrees that:

                 (a) The obligations of such Equity Holder hereunder to make Equity Contributions in accordance with the terms of this Agreement (i) constitute direct obligations of such Equity Holder, for the benefit of the Parent and the Borrower and (ii) shall be enforceable by the Borrower and the Parent.

                 (b) The obligation of each Equity Holder hereunder to make or to cause to be made Equity Contributions in accordance with the terms of this Agreement is and shall be absolute and unconditional and is not, and shall not be, subject to any defense or right of set-off, counterclaim, deduction, diminution, abatement, recoupment, defense, suspension, deferment or reduction or any other legal or equitable defense which such Equity Holder has or hereafter may have, against any other person (including that Administrative Agent or any of the Lenders) for any reason whatsoever (including, without limitation, any circumstance which constitutes, or might be construed to constitute, an equitable or legal discharge of any or all of the Borrower's obligations under the Credit Agreement, in bankruptcy or otherwise).

                 (c) The obligations of the Equity Holders hereunder shall be absolute and unconditional irrespective of:

                 (i) any lack of validity, enforceability or value of the Credit Agreement or any other Loan Document or any other agreement or instrument relating thereto or to any security interest therefor;

                 (ii) any change in the time, manner or place of payment of, or in any other term of, the Credit Agreement or any other Loan Document, or any amendment or waiver thereof, or any consent to departure from any of the foregoing agreements;

                 (iii) any taking, exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any credit support or guaranty for the Credit Agreement or any other Loan Document;

                 (iv) any manner of application of any collateral granted under any of the Security Documents, or proceeds thereof, or any manner of sale or other disposition of any such collateral or any other assets of the Borrower;

                 (v) any failure to pay any taxes which may be payable with respect to the performance of its obligations hereunder by such Equity Holder or failure to obtain any authorization or approval from or other action by, or to notify or file with, any governmental authority or regulatory body required in connection with the performance of such obligations by such Equity Holder;

                 (vi) any impossibility or impracticality of performance, force majeure, any act of any government, or other circumstance which might constitute a defense available to, or a discharge of, such Equity Holder, or a surety, or any other circumstance, event or happening whatsoever, whether foreseen or unforeseen and whether similar or dissimilar to anything referred to above in this Section,

                 (vii) the commencement of any involuntary proceeding or the filing of any involuntary petition seeking (A) liquidation, reorganization or other relief in respect of any of the Borrower, the Parent or the Parent Shareholder or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or
         (B) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or the Parent or for a substantial part of its assets; or

                 (viii) the occurrence of any of the following: the Borrower, the Parent or the Parent Shareholder shall (A) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (B) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (vii) above, (C) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for a substantial part of its assets, (D) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (E) make a general assignment for the benefit of creditors or (F) take any action for the purpose of effecting any of the foregoing.

                 (d) No Equity Holder has any right, nor shall have any right, to terminate this Agreement or to be released, relieved or discharged (other than by full and strict compliance by such Equity Holder with the terms hereof) from any obligation or liability hereunder for any reason whatsoever.

                 (e) To the extent permitted by applicable law, the obligations of the Equity Holders hereunder will be performed regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of the terms of any Loan Document or any other document related thereto or the rights of any person with respect thereto.

                 (f) If for any reason whatsoever (including, without limitation, the insolvency, entry into bankruptcy (voluntarily or otherwise) or liquidation of the Borrower or the Parent or the failure of the Borrower or the Parent to issue Capital Stock or to accept payment therefor), any Equity Holder does not or cannot make any Equity Contribution required under this Agreement, such Equity Holder shall nevertheless pay to the Administrative Agent (for application to the amounts payable under the Credit Agreement) all such amounts that it would otherwise have been obliged to pay in accordance with the terms of this Agreement, which payment shall be deemed to discharge pro tanto its obligation hereunder.

                 SECTION 6. Waiver. To the fullest extent permitted by applicable law, each Equity Holder hereby expressly waives (a) diligence, presentment, demand for payment, protest, benefit of any statute of limitations affecting the liability of the Borrower under the Credit Agreement or the Loan Documents, all notices relating to an Equity Contribution, including, without limitation, notice of acceptance of this Agreement and the incurring of the obligation to make or to cause to be made an Equity Contribution, and any requirement that the Administrative Agent, on behalf of the Lenders, exhaust any right, power, or remedy or proceed against the Borrower or any collateral granted to it under any of the Security Documents, for an Equity Contribution and (b) the right to demand that the Administrative Agent or any Lender post a bond or guaranty (excepcion de arraigo) in any action or proceeding initiated against such Equity Holder.

                 SECTION 7. Rescission of Payment. To the fullest extent permitted by applicable law, this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment (or part thereof), made or caused to be made by any Equity Holder pursuant to this Agreement, is rescinded or must otherwise be restored or returned to any Equity Holder by any beneficiary of this Agreement upon the insolvency, bankruptcy or reorganization of such Equity Holder or any other Person or otherwise, all as though such payment has not been made or caused to be made.

                 SECTION 8. Notices. Any notice or other communication hereunder shall be given in the manner set forth in the Credit Agreement to the parties at the following addresses:

                 (a)      If to the Borrower, at:

                          Nextel Argentina S.R.L.
                          Palestina 977
                          Capital Federal C.P. 1182
                          Buenos Aires, Argentina
                          South America
                            Attention:  Managing Director
                          Telephone:  54.11.4959.9990
                          Facsimile:  54.1.1.4959.9923
                            with a copy to the Parent Shareholder
                                         at its address provided pursuant hereto

                 (b)      If to the Parent at:

                          Nextel International (Argentina), Ltd.
                          c/o Maples and Calder
                          P.O. Box 309, Ugland House
                          South Church Street
                          Cayman Islands, British West Indies
                            Attention:  Managing Director
                          Telephone:  345.949.8066
                          Facsimile:  345.949.8080

                            with a copy to the Parent Shareholder
                                         at its address provided pursuant hereto

                 (c)      If to the Parent Shareholder at:

                          Nextel International, Inc.
                          2001 Edmund Halley Drive
                          Reston, VA 20191
                          U.S.A.
                            Attention:  Chief Financial Officer
                          Telephone:
                          Facsimile:

and, as to any party, at such other address as such party may advise each other party hereto in writing.

                 SECTION 9. Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and inure to the benefit of the Administrative Agent and the Lenders and their respective successors and assigns. This Agreement may not be assigned by the parties hereto, except that each of the Parent and the Borrower may grant a Lien in all of its right, title and interest under this Agreement to the Lenders and/or the Administrative Agent for the benefit of the Lenders on the terms set forth in the Security Documents, and each Equity Holder hereby consents to the grant of such Lien.

                 SECTION 10. Amendment, Etc. No amendment or waiver of any provision of this Agreement nor any consent to any departure by any Equity Holder herefrom shall in any event be effective unless the same shall be in writing and signed by each of the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure or delay on the part of the Administrative Agent, the Borrower or the Parent in exercising any right or remedy hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other right or remedy.

                 SECTION 11. Remedies. No remedy herein conferred upon or reserved to any party is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or now or hereafter existing at law or in equity or by statute. In order to entitle any party to exercise any remedy reserved to it in this Agreement, it shall not be necessary to give any notice, other than such notice as may be expressly required by this Agreement. No notice to or demand on the Parent or the Parent Shareholder in any case shall entitle it to any other or further notice or demand in the same or similar circumstances.

                 SECTION 12. Headings. The headings herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

                 SECTION 13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                 SECTION 14.  Jurisdiction, Service of Process and Venue.

                 (a) Submission to Jurisdiction. Each party hereto hereby agrees that any suit, action or proceeding with respect to this Agreement or any judgment entered by any court in respect thereof may be brought in the United States District Court for the Southern District of New York, in the Supreme Court of the State of New York sitting in New York County (including its Appellate Division), or in any other appellate court in the State of New York, as the party commencing such suit, action or proceeding may elect in its sole discretion; and each party hereto hereby irrevocably submits to the jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment. Each party hereto further submits, for the purpose of any such suit, action, proceeding or judgment brought or rendered against it, to the appropriate courts of the jurisdiction of its domicile.

                 (b) Process Agent. Each Equity Holder hereby agrees that service of all writs, process and summonses in any such suit, action or proceeding brought in the State of New York may be made upon CT Corporation, presently located at 1633 Broadway, New York, New York

10019, U.S.A. (the "Process Agent"), and each Equity Holder hereby confirms and agrees that the Process Agent has been duly and irrevocably appointed as its agent and true and lawful attorney-in-fact in its name, place and stead to accept such service of any and all such writs, process and summonses, and agrees that the failure of the Process Agent to give any notice of any such service of process to such Equity Holder shall not impair or affect the validity of such service or of any judgment based thereon. Each Equity Holder hereby further irrevocably consents to the service of process in any suit, action or proceeding in such courts by the mailing thereof by registered or certified mail, postage prepaid, at its address set forth beneath its signature hereto.

                 (c) Other Service. Nothing herein shall in any way be deemed to limit the ability of any party hereto to serve any such writs, process or summonses in any other manner permitted by applicable law or to obtain jurisdiction over any Equity Holder in such other jurisdictions, and in such manner, as may be permitted by applicable law.

                 (d) Venue. Each Equity Holder hereby irrevocably waives any objection that it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement brought in the Supreme Court of the State of New York, County of New York or in the United States District Court for the Southern District of New York, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

                 (e) Excepcion de Arraigo. Each Equity Holder hereby irrevocably waives, to the fullest extent now or hereafter permitted under the laws of Argentina or other relevant jurisdiction, the right to demand that any party post a performance bond or guarantee (excepcion de arraigo) in any action or proceeding initiated against such Equity Holder in Argentina in connection with this Agreement or the transactions contemplated hereby.

                 SECTION 15. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

                 SECTION 16. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                 SECTION 17. Severability. If any provision of this Agreement shall be held or deemed to be or shall, in fact, be illegal, inoperative or unenforceable, the same shall not affect any other provision or provisions herein contained or render the same invalid, inoperative or unenforceable to any extent whatever.

                 SECTION 18. Immunity. To the extent that any Equity Holder may be or become entitled, in any jurisdiction in which judicial proceedings may at any time be commenced with respect to this Agreement, to claim for itself or its properties or revenues any immunity from suit, court jurisdiction, attachment prior to judgment, attachment in aid of execution of a judgment, execution of a judgment or from any other legal process or remedy relating to its obligations under this Agreement, and to the extent that in any such jurisdiction there may be attributed such an immunity (whether or not claimed), such Equity Holder hereby waives such immunity to the fullest extent permitted by the laws of such jurisdiction.

                 IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their duly authorized signatures in counterparts all as of the date first above written.

                                       NEXTEL ARGENTINA S.R.L.


                                       By:/s/ Jose Felipe
                                          ------------------------------
                                          Name: Jose Felipe
                                          Title: Delegate General Manager


                                       NEXTEL INTERNATIONAL (ARGENTINA), LTD.


                                       By:/s/ Jose Felipe
                                          -------------------------------
                                          Name: Jose Felipe
                                          Title: Vice President and Treasurer


                                       NEXTEL INTERNATIONAL, INC.


                                       By:/s/ Michel Buhler
                                          ------------------------------
                                          Name: Michel Buhler
                                          Title: Vice President and Treasurer

                                                                         ANNEX A

                               JOINDER AGREEMENT

                 This Joinder Agreement dated as of [________], 199_ is delivered in connection with the Capital Subscription Agreement dated as of [___________], 1999 (as modified and supplemented and in effect from time to time, the "Capital Subscription Agreement") between Nextel Argentina S.R.L., Nextel International (Argentina), Ltd. and Nextel International, Inc. Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Capital Subscription Agreement.

                 The Capital Subscription Agreement requires that any New Holder of the Borrower or the Parent from time to time enter into an Agreement substantially in the form hereof. Accordingly, as a New Holder of the Parent, the undersigned hereby agrees as follows:

                 1. By its signature below, the undersigned shall be a party to the Capital Subscription Agreement as an Equity Holder fully and completely as if its signature were affixed to the Capital Subscription Agreement.

                 2. Without limiting the generality of the foregoing, the undersigned hereby ratifies and confirms the terms and conditions of the Capital Subscription Agreement and such terms and conditions are hereby incorporated by reference herein.

                 [3.      The undersigned hereby undertakes to make Equity
Contributions as follows:]

                 4. Each Equity Contribution to be made by the undersigned shall be applied pro rata to the Parent Equity Holder Commitments.

                 5.       The undersigned hereby represents and warrants that
(a) it has duly and validly executed and delivered this Joinder Agreement and
(b) the representations and warranties set forth in Section 3 of the Capital Subscription Agreement are correct and complete on and as of the date hereof as if each reference therein to an "Equity Holder" were a reference to it.

                 6. This Joinder Agreement shall be governed by and construed in accordance with the law of the State of New York.

                 IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed as of the date first above written.

                                                    [NAME OF NEW HOLDER]


                                                    By:
                                                       -------------------------
                                                            Title:

ACCEPTED:

NEXTEL INTERNATIONAL (ARGENTINA), LTD.


By:
   -------------------------
         Title: